Exhibit 99.1

Investor Presentation NASDAQ: PRTS November 2016

Safe Harbor 1 This presentation contains “forward-looking” statements, within the meaning of the federal securities laws, that are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include information concerning our possible or assumed future results of operations, expected growth and business strategies, key operating metrics, financing plans, competitive position, industry environment, potential product offerings, potential market and growth opportunities and the effects of competition. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipates,” “believes,” “could,” “seeks,” “estimates,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. These statements do not guarantee future performance and speak only as of the date hereof, and qualify for the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933. We refer all of you to the disclosures contained in the U.S. Auto Parts Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission, including the risk factors set forth therein, for more detailed discussion on the factors that can cause actual results to differ materially from those projected in any forward-looking statements. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. This presentation includes certain non-GAAP financial measures as defined by SEC rules. We have provided a reconciliation of those measures to the most directly comparable GAAP measures in this presentation, where applicable, as well as in the appendix to this presentation. All financial measures in this presentation refer solely to the Company’s core auto parts operating segment (“Base USAP”) and exclude the AutoMD operating segment (“AutoMD”), an online automotive repair information source of which we are a majority stockholder, unless otherwise specified on a consolidated basis. Copyright @ 2016 U.S. Auto Parts Network, Inc. All rights reserved

Company Overview US Auto Parts is a leading pure-play internet retailer of aftermarket auto parts We operate online sites, marketplaces and wholesale channels focused on the do-it-yourself (DIY) customer Offer over 1 million SKUs of high quality private label and branded aftermarket products Reach ~10 million online customers per month through our well-established network of websites 2 A Value Leader in Aftermarket Auto Parts

Company Profile Revenues approximately $300M Trailing Twelve Month (TTM) Q3-2016 Net Income of $3M Trailing Twelve Month (TTM) Adjusted EBITDA of $14M Private label business is 65% of sales Private label has a 14% CAGR over the last 8 years Gross Margin over 30% Balance sheet cash over $5mm with no revolver debt Public Company since 2007 – NASDAQ (PRTS) 3 Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization. See Appendix for a reconciliation of Adjusted EBITDA to net income

How We Go To Market: Channels & Percent of Revenue 4 91% Offline/Wholesale: Products distributed directly to commercial customers, mostly collision repair shops. Also our Kool-Vue™ branded products sold to wholesale distributors. 9% Based on estimates using TTM Q3-16 eCommerce Websites: Network of flagship websites supported by our call center agents. Sites also generate advertising & sponsorship revenue. Online Marketplaces: 3rd party auction sites and shopping portals, enabling access to additional consumer segments.

Aftermarket Auto Parts Sales Benefits From Macro Trends 5 Source: Miles Traveled – U.S. Department of Transportation; Gas Prices – U.S. Energy Information Administration. IHS Lower Gas Prices Result in Increased Auto Miles Traveled Average Age of Light Vehicles on the Road Continues to Increase 10.0 10.1 10.3 10.6 10.9 11.0 11.2 11.4 11.5 11.5 11.5 11.5 11.5 11.6 8 9 10 11 12 3.5% 5.4% 3.5% 5.0% 5.1% 1.4% 5.0% 4.5% 1.8% 1.6% 3.0% 1.3% 2.7% $1.50 $1.70 $1.90 $2.10 $2.30 $2.50 $2.70 $2.90 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% Aug - 15 Sep - 15 Oct - 15 Nov - 15 Dec - 15 Jan - 16 Feb - 16 Mar - 16 Apr - 16 May - 16 Jun - 16 Jul - 16 Aug - 16 Avg.Gas Price Per Gallon Vehicle Miles Traveled (Y/Y Change) Miles Traveled Growth Average Gas Price

Online Adoption of Aftermarket Auto Parts has Favorable Trends 6 Growth for auto parts online has accelerated in 2016 with parts & accessories reaching an all time high in Q2 Significant growth occurred during what is usually a slow season Source: : Google

Price & Product Availability: The Two Most Important Factors for DIY Customers Customer Value Proposition 7 Source: Aftermarket Business World, Feb 2014 Low Cost Products Cost-conscious customers are able to purchase over 55,000 products at a significant cost savings because we are able to identify high demand SKUs and source them from one of 350+ reputable factories in Asia; over 60% of USAP unit sales are private label Product Warranties We provide a limited warranty for all products sold including a full parts replacement User-Friendly Websites Customers shop websites designed specifically for the auto parts segment driven by our complex catalogs allowing customers to quickly identify SKUs required and build complete jobs Over 1M SKUs Customers have one-stop shopping on over 1 million products across all major categories for auto parts: Collision, Engine/Under Car, and Performance and Accessories

We Address the Market with an Expansive Product Offering

US AUTOPARTS
NASDAQ:PRTS

TTM Q3-16 Revenue Mix


52%

Collision Parts


28%

Engine Parts


20%

Performance & Accessories


Lamps
Mirrors
Bumpers
Hoods
Tailgates
Doors
Grills
Wheels
Window Regulators


Brake Discs
Catalytic Converters
Radiators
Headers
Oxygen Sensors
Alternators
Exhaust
Driveshaft
Fuel Injection / Delivery


Seat Covers
Car Covers
Floor Mats / Carpeting
Cold Air Intakes
Vent Visors
Tonneau Covers
Nerf Bars
Bug Shields
Car Bras

	Collision Parts	Engine Parts	Performance & Accessories
Private Label	**97%**	**54%**	**4%**
Branded	**3%**	**46%**	**96%**

Note: All percentages of sales revenue is estimated using TTM Q3-16

Over 1 Million SKUs Across Several Categories

8

USAP Supply Chain Creates Pricing Advantage

NASDAQ:PRTS

USAP has built a vertically integrated e-commerce business



= Product Flow for Private Label
= Product Flow for Drop Ship Vendors
US AUTOPARTS
DC Stock Ship
Drop Ship
(No Inventory)
~70% of Units Stock-Ship 17%-21% Flow Thru
~30% of Units Drop-Ship 5%-10% Flow Thru
Off-Shore Manufacturing
Brand
Warehouse Distributor
Retail Store
Jobber
Service Center
Consumer
DIY
DIFM

9

Private Label Branded Total Q3 YTD Growth Rate1 11% (7%) 4% Projected Revenue Mix 65% - 67% 33% - 35% 100% Projected Gross Margins 34% - 36% 17% - 20% 29% - 31% Projected Variable OPEX Costs 15% - 17% 10% - 12% 14% - 16% Incremental Fixed Cost 0% 0% 0% Incremental Flow Thru 17% - 21% 5% - 10% 13% - 17% Projected Margin Profile Incremental flow through from private label business is driving higher margins Minimal fixed costs creates significant leverage in our business model We believe revenue mix will continue to shift to private label 10 Excludes non-operating channel segments Projections above are based on management assumptions as of November 1, 2016.

Competitive Landscape Online Traffic Volume Comparison 11 Monthly Visitors¹ Competitor sites’ traffic based on Compete using the average monthly traffic for Q3-16 Monthly Visitors for US Auto Parts is average monthly traffic for Q3-16 Our long domain history and quality content drives 1.5x as many monthly visitors as the next competitor Also reflects our ability to attract customers through paid search advertising (SEM), SEO, affiliate programs and e-mail campaigns Auto Anything 0 2,000 4,000 6,000 8,000 10,000

12 12 As we mix shift toward more private label parts with higher margins, we are able to increase advertisement spend and gain market share * For Illustration purposes only – numbers can vary depending on numerous factors including mix, price, cost, etc . Daily Ad Spend Incremental Projected Return Projected Return on Ad Spend $0 - $1,000 $29,000 - $30,000 $44,000 - $45,000 $60,000 - $61,000 5,000% 1000% 250% (100%) 5,000% 500% 0% (1,000%) $1,000 - $2,000 4,500% 4,000% $2,000 - $3,000 4,000% 3,000% Private Label Branded 35% 65% 65% 35% 80% 20% Being Able to Spend More Gives USAP a Louder Voice in the Marketplace* 12

13 Financial Highlights

Key Stats: PRTS (NASDAQ) – Consolidated 14 Data sources: Yahoo! Finance, S&P Capital IQ, company filings. Includes 4.1M preferred shares. As of October 31, 2016. Trading Data (@ October 28, 2016) Stock Price $3.08 52 Wk. High/Low $4.49/2.00 Avg. Daily Vol. (3 mo.) 118,946 Fully Diluted Shares Out.1 39.1M Institutional Holdings 28% Insider Holdings 37% Valuation Measures Market Cap $123.0M Enterprise Value $115.5M EV/Revenue 0.4X Employees1 1,171 Financial Highlights (@ July 2, 2016) Revenues (TTM) $299.7M Gross Margin (TTM) 30.3% Net Income (TTM) $3.0M Cash & Equiv. $7.5M Total Assets $83.5M Total Revolver Debt $0 Total Liabilities $57.7M Total Equity $25.7M

Strong Net Income & Adjusted EBITDA¹ Growth Trends for U.S. Auto Parts 15 Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization. Adjusted EBITDA excludes Stock based compensation, restructuring costs and other one-time charges. See Appendix for reconciliation of Adjusted EBITDA to net income Represents guidance for Net Income & Adjusted EBITDA growth, issued and only effective November 1, 2016 ($4.9M) ($0.1M) $1.7 – $3.7M $4.8 - $7.8M $8.4M $10.0M $13.0 - $15.0M $15.0M – $18.0M -$5 $0 $5 $10 $15 $20 2014 2015 2016E² 2017E² Net Income Adj. EBITDA

Financial Performance 16 Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization. Adjusted EBITDA excludes Stock based compensation of $1.3M, $2.4M, $2.3M & $3.0M for FY-13, FY-14, FY-15 & TTM Q3-16, respectively and restructuring costs and not expected to be recurring charges of $6.8M and $2.0M for FY-13 and FY-14, respectively. Refer to the appendix for a full Adjusted EBITDA reconciliation to net income 2.1875 $254.4 $283.2 $290.8 $299.7 FY 2013 FY 2014 FY 2015 TTM Q3 - 16 in millions Net Sales 34.0% 28.9% 28.2% 28.8% FY 2013 FY 2014 FY 2015 TTM Q3 - 16 as a % of net sales Operating Expenses as a % of net sales $(13.6) $(4.9) $(0.1) $3.0 FY 2013 FY 2014 FY 2015 TTM Q3 - 16 in millions Net Income $6.4 $8.4 $10.0 $14.1 FY 2013 FY 2014 FY 2015 TTM Q3 - 16 in millions Adjusted EBITDA 1

2 Year Stacked Private Label Quarterly Sales Trend1 17 This year we have on improved profitability vs. high growth in sales Two Year Stack Comps 1Comparables net sales was calculated by excluding $2.0M in private label sales related to the extra week in Q4-14, as well as $1.7M, 1.4M, 0.8M and $0.5M in sales related to the West Coast Wholesale operations from Q1-14, Q2-14, Q3-14 and Q4-14, respectively. 17 - 12.0% - 3.0% - 7.9% 8.0% 24.5% 32.0% 19.4% 23.7% 22.5% 13.6% 21.2% 24.5% 32.0% 19.4% 23.7% 22.5% 13.6% 21.2% 10.7% 12.4% 9.2% 12.4% - 15.0% - 5.0% 5.0% 15.0% 25.0% 35.0% 45.0% Prior Year Current Year

Increased Private Label Penetration tracks to Margin, Net Income & Adjusted EBITDA Improvement 18 Private Label continues to be a major focus of our business Our ability to grow our overall private label business has a positive impact to our overall margin, net income and adjusted EBITDA 1See Appendix for reconciliation of Adjusted EBITDA to Net Income. 1 18 50.0% 55.0% 60.0% 65.0% 70.0% Q2 - 14 Q3 - 14 Q4 - 14 Q1 - 15 Q2 - 15 Q3 - 15 Q4 - 15 Q1 - 16 Q2 - 16 Q3 - 16 24.0% 25.0% 26.0% 27.0% 28.0% 29.0% 30.0% 31.0% Private Label as % of revenue Gross Margin % GM % PL % of rev (3,000) (2,000) (1,000) - 1,000 2,000 3,000 4,000 5,000 50.0% 55.0% 60.0% 65.0% 70.0% Q2 - 14 Q3 - 14 Q4 - 14 Q1 - 15 Q2 - 15 Q3 - 15 Q4 - 15 Q1 - 16 Q2 - 16 Q3 - 16 Net Income & Adj. EBITDA Private Label as % of revenue Net Income Adj. EBITDA PL % of rev

Key Takeaways A leading pure-play internet retailer of aftermarket auto parts $6.7 billion on-line DIY market anticipated to nearly double by 20202 ~10 million monthly website visitors – more than 1.5 times the next competitor Transitioning to a higher mix of private label products to drive increased conversion rates, higher-margin revenues, net income and Adjusted EBITDA Shifting Focus from Growth to Profitability – Improved profitability resulting in free cash flow generation and significantly pay down of debt in 2016 19 Revenue estimate represents low to mid-single digit growth from 2015. Guidance updated and effective only on November 1, 2016. Based on managements assumptions and projections See Appendix for a reconciliation to net income

20 APPENDIX

Company History

US AUTOPARTS
NASDAQ:PRTS



1995
2000
2005
2006
2007
2008
2010
2011
2013
2014
2015
USAP founded to serve local collision shops in Los Angeles
Launched first internet site selling automotive Collision Line
PARTS TRAIN
Acquires PartsBin
Adds Engine Line
AUTO PARTS WAREHOUSE
Company begins significantly expanding its private label engine line
JC Whitney completely integrated
Spun off 36% of AutoMD / Achieved double digit sales growth & positive FCF
Investing in LTV and GMROI / JC Whitney turns 100 years old
Launched AutoMD IQ / Consolidated websites to focus on Flagship sites
Launches AutoMD / Acquires JC Whitney
Adds Accessories Line
AutoMD
Shifting the Power to You
JC Whitney
IPO (NASDAQ: PRTS)
Launches a network of sites catered to various consumer segments

21

Experienced Leadership Team 22 Aaron E. Coleman Chief Operating Officer Since April 2008 Former Executive Vice President of Operations and CIO from April 2008 - September 2010 Over 18 years of e-commerce experience Senior Vice President – Online Systems at Blockbuster Inc. B.A. degree in Business Administration from Gonzaga University Shane Evangelist Chief Executive Officer Since October 2007 Over 13 years of experience leading internet businesses Senior Vice President and General Manager of Blockbuster Online Vice President of Strategic Planning for Blockbuster Inc. B.A. degree in Business Administration from the University of New Mexico and M.B.A. from Southern Methodist University Neil Watanabe  Chief Financial Officer Since March 2015 Over 30 years of finance, accounting and retail experience in both private & public companies Chief Operating Officer of National Stores EVP & Chief Financial Officer – Pet Smart B.A. degree in Social Sciences from the University of California, Los Angeles and CPA certification in Illinois Charles Fischer SVP of Global Procurement Since May 2008 Over 30 years of global sourcing experience Vice President, Supply Chain Management for Keystone Automotive Industries Director, Business Development for Modern Engineering Multiple leadership positions with multiple companies in the automotive aftermarket industry

Financial Highlights – Q3-16 Total revenue $73.5M Total sales up 4.1% Gross Margin expansion of 80 basis points over prior year Net Income was flat at $0.4M vs. the prior year Adjusted EBITDA was 4.3% of net sales or $3.1M . A 10% increase over prior year $5.2M in cash with no borrowings on our revolver debt vs. $1.0M in cash and borrowings on our revolver debt of $8.3M in Q3 last year Added over 2,100 Private Label SKUs during the quarter 23 Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization. See Appendix for a reconciliation of Adjusted EBITDA to net income

Key Business Metrics Over Last Five Quarters 24 Private Label continues to be a major focus of our business 24 Y/Y BPS Change Y/Y BPS Change Q3-16 30.5% 0.8% Q3-16 66% 6% Q2-16 30.4% 3.2% Q2-16 65% 5% Q1-16 30.4% 2.3% Q1-16 67% 4% Q4-15 29.6% 2.9% Q4-15 63% 5% Q3-15 29.7% 2.6% Q3-15 60% 7% Y/Y % Change Y/Y BPS Change Q3-16 28.4 -2.8% Q3-16 1.89% 0.14% Q2-16 30.2 3.2% Q2-16 1.80% 0.01% Q1-16 31.4 2.7% Q1-16 1.78% 0.09% Q4-15 27.6 -5.6% Q4-15 1.78% 0.11% Q3-15 29.3 -0.5% Q3-15 1.75% 0.08% Traffic (in millions) Margin % Private Label % Mix Conversion

Yearly Adjusted EBITDA Reconciliation 25 Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization. Adjusted EBITDA excludes stock based compensation, restructuring cost, and impairment loss (in thousands) FY-13 52 Weeks Ending December 28, 2013 FY-14 53 Weeks Ending January 2, 2015 FY-15 52 Weeks Ending January 2, 2016 TTM Q3-16 52 Weeks Ending October 1, 2016 Net income (loss) (13,644) $ (4,907) $ (136) $ 3,049 $ Depreciation 10,676 7,230 6,141 6,280 Amortization of intangibles 381 422 431 447 Interest expense, net 972 1,101 1,208 1,176 Taxes 43 137 88 160 EBITDA (1,572) $ 3,983 $ 7,732 $ 11,111 $ Stock comp expense 1,211 2,367 2,297 2,980 Inventory write down related to Carson closure - 897 - - Restructuring Cost 723 1,137 - - Impairment loss on property & equipment 4,832 - - - Impairment loss on intangible assets 1,245 - - - Adjusted EBITDA 6,439 8,384 10,029 14,091

Quarterly Adjusted EBITDA Reconciliation 26 Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization. Adjusted EBITDA excludes stock based compensation, restructuring cost, and impairment loss (in thousands) Q2-14 Q3-14 Q4-14 Q1-15 Q2-15 Q3-15 Q4-15 Q1-16 Q2-16 Q3-16 Net income (loss) (1,619) $ (1,960) $ (2,010) $ 187 $ (611) $ 353 $ (65) $ 1,537 $ 1,216 $ 358 $ Depreciation 1,817 1,803 1,676 1,549 1,484 1,539 1,570 1,544 1,556 1,611 Amortization of intangibles 126 106 106 107 107 107 110 112 113 112 Interest expense, net 238 283 327 373 272 273 300 346 242 287 Taxes 21 15 69 158 (69) (22) 21 33 113 (2) EBITDA 583 $ 247 $ 168 $ 2,374 $ 1,183 $ 2,250 $ 1,936 $ 3,572 $ 3,240 $ 2,365 $ Stock comp expense 624 682 685 477 574 587 659 772 785 764 Inventory write down related to Carson closure 478 - 102 - - - - - - - Restructuring Cost 625 410 419 - - - - - - - Adjusted EBITDA 2,310 1,339 1,374 2,851 1,757 2,837 2,595 4,344 4,025 3,129

Projected FY-16 Adjusted EBITDA reconciliation 27 Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization. Adjusted EBITDA excludes Stock based compensation (in thousands) Low End 52 Weeks Ending December 31, 2016 High End 52 Weeks Ending December 31, 2016 Net income 1,655 $ 3,655 $ Depreciation 6,349 6,349 Amortization of intangibles 437 437 Interest expense, net 1,099 1,099 Taxes 256 256 EBITDA 9,796 $ 11,796 $ Stock comp expense 3,204 3,204 Adjusted EBITDA 13,000 15,000

Projected FY-17 Adjusted EBITDA reconciliation 28 Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization. Adjusted EBITDA excludes Stock based compensation (in thousands) Low End 52 Weeks Ending December 30, 2017 High End 52 Weeks Ending December 30, 2017 Net income 4,800 $ 7,800 $ Depreciation 6,700 6,700 Amortization of intangibles 428 428 Interest expense, net 1,176 1,176 Taxes 274 274 EBITDA 13,378 $ 16,378 $ Stock comp expense 1,622 1,622 Adjusted EBITDA 15,000 18,000

Our Business Model Projects Significant Cost Leverage as Revenues Grow Financial Sensitivity 29 For every incremental year required to achieve growth levels, fixed expenses projected to increase $1.0M or 3%. Excludes stock based compensation, depreciation and amortization. ($ figures in millions) 2015 5% 10% 20% 30% 40% Revenue $291 $306 $320 $349 $378 $407 Gross Margin % 28.6% 29.0% – 31.0% 29.0% – 31.0% 29.0% – 31.0% 29.0% – 31.0% 29.0% – 31.0% Variable: Fulfillment 3.6% 3.7% 3.7% 3.7% 3.7% 3.7% Marketing 9.3% 9.5% 9.5% 9.5% 9.5% 9.5% Technology 0.6% 0.6% 0.6% 0.6% 0.6% 0.6% G&A 1.7% 1.8% 1.8% 1.8% 1.8% 1.8% Total Variable 15.2% 15.7% 15.7% 15.5% 15.7% 15.7% Fixed: 1 Fulfillment 2.1% 2.0% 1.9% 1.8% 1.6% 1.5% Marketing 3.8% 3.7% 3.5% 3.2% 3.0% 2.8% Technology 1.1% 1.2% 1.1% 1.0% 1.0% 0.9% G&A 3.2% 3.0% 2.9% 2.6% 2.4% 2.3% Total Fixed 10.1% 9.9% 9.5% 8.7% 8.0% 7.4% D&A, SBC, Taxes, etc 3.5% 3.3% 3.2% 2.9% 2.7% 2.5% Net Income % -0.1% 0.1% – 2.1% 0.7% – 2.7% 1.9% – 3.9% 2.6% – 4.6% 3.4% – 5.4% Adjusted EBITDA % 3.4% 3.4% – 5.4% 3.9% – 5.9% 4.8% – 6.8% 5.3% – 7.3% 5.9% – 7.9% Net Income $ ($0) $0 – $6 $2 – $9 $7 – $14 $10 – $18 $14 – $22 Adjusted EBITDA $ 2 $10 $10 – $17 $12 – $19 $17 – $24 $20 – $28 $24 – $32

Increased customer LTV would result in greater mix of traffic from both direct-to-website and paid channels, and less dependence on organic search Key Avenues for Growth – Increase Customer Lifetime Value 30 Gross Profit per Transaction Average Order Size Repeat Purchase Conversion Increased Traffic Efficient sourcing strategy Private label sourcing Price optimization Efficient operations Sell the job Cross-sell Warranty options Easy to do business Improved service levels Reduced returns Reduced no-fills Easy to find Product Speed of website In-stock rate Quality of data Relevant SKUs We anticipate increasing traffic will be directly related to our ability to improve our strategic objectives allowing for more available dollars to spend on marketing. = Strategy to Increase Customer Lifetime Value (LTV)